   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 21, 2000
                                                      REGISTRATION NO. 333-43864
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                 POST-EFFECTIVE

                                AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                           --------------------------

                          ELANTEC SEMICONDUCTOR, INC.

             (Exact name of Registrant as specified in its Charter)

             DELAWARE                              3674                             77-0408929
 (State or other jurisdiction of       (Primary Standard Industrial              (I.R.S. Employer
  incorporation or organization)       Classification Code Number)             Identification No.)

                            675 TRADE ZONE BOULEVARD
                           MILPITAS, CALIFORNIA 95035
                                 (408) 945-1323

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                  EPHRAIM KWOK
                         VICE PRESIDENT OF FINANCE AND
                               ADMINISTRATION AND
                            CHIEF FINANCIAL OFFICER
                            675 TRADE ZONE BOULEVARD
                           MILPITAS, CALIFORNIA 95035
                                 (408) 945-1323

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           --------------------------

                                   COPIES TO:

         GORDON K. DAVIDSON, ESQ.                            PETER T. HEALY, ESQ.
           HORACE L. NASH, ESQ.                          C. BROPHY CHRISTENSEN, ESQ.
         ROBERT A. FREEDMAN, ESQ.                           O'MELVENY & MYERS LLP
            FENWICK & WEST LLP                             EMBARCADERO CENTER WEST
           TWO PALO ALTO SQUARE                         275 BATTERY STREET, SUITE 2600
       PALO ALTO, CALIFORNIA 94306                     SAN FRANCISCO, CALIFORNIA 94111
              (650) 494-0600                                    (415) 984-8700

                           --------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ FILE NO. 333-43864

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

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--------------------------------------------------------------------------------

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    The following exhibits are filed herewith or incorporated by reference herein:

EXHIBIT
NUMBER                  EXHIBIT TITLE
-------                 -------------
        1.01            --Execution Version of Underwriting Agreement.
        4.01            --Registrant's Certificate of Incorporation (incorporated by reference from Exhibit 3(i).01 to the Registrant's
                          Registration Statement on Form S-1, filed on August 24,
                          1995, as amended (Reg. No. 33-96136)).
        4.02            --Registrant's Certificate of Amendment to its Certificate
                          of Incorporation (incorporated by reference from
                          Exhibit 4.1 to the Registrant's Quarterly Report on
                          Form 10-Q for the quarter ended June 30, 2000).
        4.03            --Registrant's Certificate of Designation (incorporated by reference from Exhibit 3.2 to the Registrant's
                          Registration Statement on Form 8-A, filed on
                          September 16, 1998 (Reg. No. 000-26690)).
        4.04            --Registrant's Bylaws (incorporated by reference from
                          Exhibit 3(ii).02 to the Registrant's Registration
                          Statement on Form S-1, filed on August 24, 1995, as
                          amended (Reg. No. 33-96136).
        4.05*           --Specimen Certificate for Registrant's Common Stock.
        5.01*           --Opinion of Fenwick & West LLP regarding legality of the
                          securities being issued.
       23.01*           --Consent of Fenwick & West LLP (included in Exhibit 5.01).
       23.02*           --Consent of Deloitte & Touche LLP, Independent Auditors.
       23.03*           --Consent of Ernst & Young LLP, Independent Auditors.
       24.01*           --Power of Attorney.
       27.01            --Financial Data Schedule (incorporated by reference from
                          Exhibit 27.01 to the Registrant's Quarterly Report on
                          Form 10-Q for the quarter ended June 30, 2000).

------------------------

*   Previously filed.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milpitas, State of California, on this 20th day of September, 2000.

                                                       ELANTEC SEMICONDUCTOR, INC.

                                                       By:              /s/ RICHARD BEYER
                                                            -----------------------------------------
                                                                          Richard Beyer
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                                                       President, Chief Executive
                  /s/ RICHARD BEYER                      Officer and Director
     -------------------------------------------         (Principal Executive       September 20, 2000
                    Richard Beyer                        Officer)

                                                       Vice President of Finance
                                                         and Administration and
                  /s/ EPHRAIM KWOK                       Chief Financial Officer
     -------------------------------------------         (Principal Financial       September 20, 2000
                    Ephraim Kwok                         Officer and Principal
                                                         Accounting Officer)

                          *
     -------------------------------------------       Director                     September 20, 2000
                   James V. Diller

                          *
     -------------------------------------------       Director                     September 20, 2000
                    Chuck K. Chan

                          *
     -------------------------------------------       Director                     September 20, 2000
                    Alan V. King

                          *
     -------------------------------------------       Director                     September 20, 2000
                    Umesh Padval

*By:                    /s/ EPHRAIM KWOK
             ---------------------------------------
                          Ephraim Kwok,
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                  EXHIBIT TITLE
-------                 -------------
         1.01           --Execution Version of Underwriting Agreement.

         4.01           --Registrant's Certificate of Incorporation (incorporated by reference from Exhibit 3(i).01 to the Registrant's
                          Registration Statement on Form S-1, filed on August 24,
                          1995, as amended (Reg. No. 33-96136)).

         4.02           --Registrant's Certificate of Amendment to its Certificate
                          of Incorporation (incorporated by reference from Exhibit 4.1 to the Registrant's Quarterly Report on
                          Form 10-Q for the quarter ended June 30, 2000).

         4.03           --Registrant's Certificate of Designation (incorporated by reference from Exhibit 3.2 to the Registrant's
                          Registration Statement on Form 8-A, filed on
                          September 16, 1998 (Reg. No. 000-26690)).

         4.04           --Registrant's Bylaws (incorporated by reference from
                          Exhibit 3(ii).02 to the Registrant's Registration
                          Statement on Form S-1, filed on August 24, 1995, as amended (Reg. No. 33-96136).

         4.05*          --Specimen Certificate for Registrant's Common Stock.

         5.01*          --Opinion of Fenwick & West LLP regarding legality of the
                          securities being issued.

        23.01*          --Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02*          --Consent of Deloitte & Touche LLP, Independent Auditors.

        23.03*          --Consent of Ernst & Young LLP, Independent Auditors.

        24.01*          --Power of Attorney.

        27.01           --Financial Data Schedule (incorporated by reference from
                          Exhibit 27.01 to the Registrant's Quarterly Report on
                          Form 10-Q for the quarter ended June 30, 2000).

----------------

*   Previously filed.